UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Clay Street, Suite 3300

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 328-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 2, 2020, Talos Energy Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) with the U.S. Securities and Exchange Commission announcing the consummation of a previously announced acquisition of the outstanding limited liability company interests in certain wholly owned subsidiaries (the “Acquisitions”) of each of ILX Holdings, LLC, a Delaware limited liability company (“ILX Holdings”), ILX Holdings II, LLC, a Delaware limited liability company (“ILX Holdings II”), ILX Holdings III, LLC, a Delaware limited liability company (“ILX Holdings III”) and Castex Energy 2014, LLC, a Delaware limited liability company (“Castex 2014” and, together with ILX Holdings, ILX Holdings II and ILX Holdings III, the “Riverstone Sellers”) and Castex Energy 2016, LP, a Delaware limited partnership (“Castex 2016” and, together with the Riverstone Sellers, the “Sellers”) pursuant to separate Purchase and Sale Agreements, dated as of December 10, 2019, as amended from time to time, between the Company, Talos Production Inc., a Delaware corporation, and each of the Sellers. The Acquisitions were consummated on February 28, 2020, with such Acquisitions having an effective date of July 1, 2019. The Prior Report was amended on May 13, 2020 to incorporate by reference and include, respectively, certain historical financial statements and pro forma financial information relating to the Acquisitions. On September 11, 2020, the Company filed a Current Report on Form 8-K to provide certain additional historical financial statements and pro forma financial information relating to the Acquisitions. This Current Report on Form 8-K is being filed to provide certain additional pro forma financial information relating to the Acquisitions.

Item 8.01.	Other Events.

The unaudited pro forma combined statement of operations of the Company for the nine months ended September 30, 2020 is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also included in this filing as Exhibit 99.2 is the audit letter of independent petroleum engineer, Netherland, Sewell & Associates, Inc., with respect to the Company’s estimated proved reserves at September 30, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Netherland, Sewell & Associates, Inc.

99.1	Talos Energy Inc. Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2020.

99.2	Netherland, Sewell & Associates, Inc. Audit Letter at September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALOS ENERGY INC.

Date: December 8, 2020	By:	/s/ William S. Moss III
	Name:	William S. Moss III
	Title:	Executive Vice President, General Counsel and Secretary